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                                                                  EXHIBIT 10(j)

     I acknowledge receipt of ________________ shares of common stock in Computerized Thermal Imaging, Inc. ("CTI") in full and complete satisfction of any claims outstanding against CTI or Thermal Imaging, Inc. related to my former interest in Dorex, Inc.

     Signature:
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     Name:
          -----------------------------------
     Address:
             --------------------------------
             --------------------------------

     Phone #:
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                             SIGNATORIES TO DOREX RELEASE


Judy Allred
Dave E. Braman
William S. Carpenter
David Fogle
Bob Grace
Rod Grant
Llyod Hale
Sandra Hale
Edwin Harris
Curtis Holt
Bob Ihle
Richard W. Johnston
Don Minson
Reed J. Oldroyd
Robert Packer
John Pillari
Paul W. Roberts
R. Kenny Roberts
John Toronto
Louis Woodworth

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